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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 0f 1934
Date of Report March 21, 2001
 ...............................................................................
                           Solo & Hurst, Inc.
       (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification)

  116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................

  ITEM 4.Changes in Registrant's Certifying Accountant.

Effective December 18, 2000, the Registrant acquired via reverse acquisition Cantronic Systems, Inc., an electronics-manufacturing corporation located in Burnaby, British Columbia, Canada. Cantronic Systems, Inc. is a distribution and manufacturing company that focuses on Electro-optics and Condition Monitoring Equipment. Cantronic Systems, Inc. offers integrated solutions in the field of Condition Monitoring and Predictive Maintenance and Infrared Imaging.

The Registrant engaged Michael L. Stuck, CPA as its independent auditor to audit its financial statements for the years ended December 31, 1999 and 1998. On March 19, and effective as of such date, the Board of Directors of the Registrant appointed BDO Dunwoody LLP as the Registrant's independent auditors to succeed Michael L. Stuck, CPA. BDO Dunwoody LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.
The auditor's report by Michael L. Stuck, CPA on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the conduct of the audits of the two most recent fiscal years of the Registrant, and all subsequent interim periods preceding the engagement of BDO Dunwoody LLP, there was no disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement if not resolved to the satisfaction of the former accountant, would have caused the Registrant to make reference to the subject matter of the disagreement in connection with this report.

The letter from Michael L. Stuck, CPA required by Item 304(a)(3) of Regulation S-K, concerning its agreement or disagreement with the disclosures made in this report on Form 8-K is filed as Exhibit 16.2 hereto.


  ITEM 7.Exhibits

 (16.1):Letter from the Registrant to Michael L. Stuck, CPA requesting he furnishes the Registrant with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Registrant in this Current Report on Form 8-K.

 (16.2)Letter from Michael L. Stuck, CPA with respect to the statements made by the Registrant in this Current Report on Form 8-K.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Solo & Hurst, Inc.

DATE:  March 21, 2001                                 By:  /s/ James Zahn
                                                      --------------------
                                                       President


                                Exhibits
(16.2)

                           Solo & Hurst, Inc.
                        116-3823 Henning Drive
                      Burnaby, BC, Canada V5C 6P3


March 16, 2001

Michael L. Stuck
Certified Public Accountant
Scottsdale, Arizona

Via E-mail:mstuck-cpa@msn.com or Fax

Dear Sirs:

  RE:Solo & Hurst, Inc.

On behalf of Solo & Hurst ("the Company"), enclosed is a copy of the Company's Form 8-K regarding "Change in Registrant's Certifying Accountant". Please furnish to us your letter addressed to the Securities and Exchange Commission ("SEC"), which indicates that you have read and agree with the disclosure under Item 4 of the Form 8-K, assuming, of course, you agree. Since your letter must be filed with the SEC, your prompt attention is appreciated. In this connection we would greatly appreciate your also forwarding an electronic copy of the letter so that we may make the appropriate EDGAR filing.

If you have any questions, please contact our counsel, Joseph L. Pittera, Esq., at (310)328-3588 or myself at (604)294-6588. In this regard, it would greatly be appreciated if a hard copy of your letter and an electronic version were faxed and emailed to them at (310)328-3063 &
(604)294-6518 and evlam2000@aol.com and cc copy to james@cantronic.com .

Sincerely,


/s/ James Zahn, President

Enclosure

(16.1)

                    Michael L. Stuck, C.P.A., P.C.
                      7641 E. Gray Road, Suite G
                        Scottsdale, AZ 85260


March 19, 2001

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We are previously the independent auditors of Solo & Hurst, Inc. and on January 3, 2000 we reported on the financial statements of Solo & Hurst, Inc. as of and for the two years ended December 31, 1999 and December 31, 1998. On March 19, 2001, we were dismissed as independent auditors of Solo & Hurst, Inc.. We have read statements included under Item 4 of its Form 8-K for March 19, 2001, and we agree with such statements.



Michael L. Stuck
Certified Public Accountant

Scottsdale, Arizona
March 19, 2001